                                                                EXHIBIT 23-3


               CONSENT OF DRESSLER, ROCKEY, MILNAMOW & KATZ, LTD.


        As patent counsel for Texas Biotechnology Corporation, we hereby consent to the reference to our firm under the heading "Experts" in the Prospectus, which is a part of this Registration Statement of Texas Biotechnology Corporation on Form S-3.


                                        /s/ MARTIN L. KATZ
                                        --------------------------------
                                        Martin L. Katz
                                        Dressler, Rockey,
                                        Milnamow & Katz, LTD


Chicago, Illinois
August 12, 1997